UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



     Date of report (Date of earliest event reported):    February 11, 2002
                                                         ------------------


                       NATIONSCREDIT GRANTOR TRUST 1996-1
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware               333-22327                75-2655744
          --------               ---------             -------------------

          (State  or  other      (Commission           (I.R.S.  Employer
          jurisdiction  of        File Number)         Identification Number)
          incorporation)




                             1355 Windward Concourse
                            Alpharetta, Georgia 30005

                    (Address of principal executive offices)
                    ----------------------------------------


      (Registrant's telephone number, including area code):  (678) 339-9343

Item  5.         Other  Events
                 -------------
          This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending January 31, 2002.

          Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of January 31, 1996 among NationsCredit Securitization Corporation, NationsCredit
          Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on April 5, 1996.

Item 7.         Financial Statement, Pro Forma Financial Statements and Exhibits
                ----------------------------------------------------------------


     (c)       Exhibits.

Exhibit  No.

19.1          Certificateholders  Statements

                                    SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                       NATIONSCREDIT GRANTOR TRUST 1996-1
                       ----------------------------------
                                  (Registrant)


              By:  NationsCredit Commercial Corporation of America,
                as Servicer of NationsCredit Grantor Trust 1996-1



          Dated:   February  11,  2002
                           -----------





          By:  /s/   Rhonda  Nantz
               -------------------
          Name:      Rhonda  Nantz
          Title:     Vice  President
                     (Duly  Authorized  Officer)

                                  EXHIBIT  INDEX
                                 ---------------


Exhibit
Number             Description
------             -----------

19.1               Certificateholders  Statements


                                                                                                EXHIBIT 19.1
                                       STATEMENT TO CERTIFICATEHOLDERS
                                    NATIONSCREDIT GRANTOR TRUST 1996 - 1

      Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit
       Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer")
        and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Jan-02
Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      01-Jan-02
Determination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11-Feb-02
Deposit Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      14-Feb-02
Distribution Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      15-Feb-02


POOL BALANCE
            Pool Balance on the close of the last day of the Collection Period (Record Date)  28,159,011.30
            Pool Factor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12.61638%
            Ending Certificate Balance (per $1,000 certificate). . . . . . . . . . . . . . .         126.16
            Liquidation Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      22,625.88
            Purchase Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              -



AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0.636
            Carry-Over Monthly Interest Payment. . . . . . . . . . . . . . . . . . . . . . .              -
                                                                                              --------------

            TOTAL INTEREST PAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0.636
                                                                                              ==============

            Principal Payments:
            Monthly Marine Principal Payment . . . . . . . . . . . . . . . . . . . . . . . .          4.302
            Carry-Over Monthly Marine Principal Payment. . . . . . . . . . . . . . . . . . .              -
                                                                                              --------------

            TOTAL PRINCIPAL PAYMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4.302
                                                                                              ==============

            Servicing Fee:
            Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0.082
            Carry-Over Monthly Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . .              -
                                                                                              --------------

            TOTAL SERVICING FEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0.082
                                                                                              ==============



SURETY BOND
            Surety Bond Amount for the current Distribution Date . . . . . . . . . . . . . .   7,279,805.77
            Surety Bond Amount as a % of the Pool Balance. . . . . . . . . . . . . . . . . .       25.85249%


                                      MONTHLY SERVICERS CERTIFICATE
                                   NATIONSCREDIT GRANTOR TRUST 1996 - 1

    Pursuant to the Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit
      Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer")
       and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Jan-02
Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       01-Jan-02
Determination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11-Feb-02
Deposit Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14-Feb-02
Distribution Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15-Feb-02


POOL BALANCE
          Pool Balance on the close of the last day of the preceding Collection Period .   29,119,223.07
          Principal Collections. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      858,180.15
          Purchase Amounts Allocable to Principal. . . . . . . . . . . . . . . . . . . .               -
          Defaulted Receivables. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      102,031.62
          Pool Balance on the close of the last day of the Collection Period . . . . . .   28,159,011.30

          Original Pool Balance. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  223,194,105.12

          Pool Factor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        12.61638%

          Preference Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -

          Certificate Pass-Through Rate. . . . . . . . . . . . . . . . . . . . . . . . .            5.85%
          Servicing Fee Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.75%



AVAILABLE INTEREST
          Collections allocable to interest. . . . . . . . . . . . . . . . . . . . . . .      272,279.62
          Liquidation Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       22,625.88
          Purchase Amounts allocable to interest . . . . . . . . . . . . . . . . . . . .               -
                                                                                          ---------------

          TOTAL INTEREST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      294,905.50
                                                                                          ===============

AVAILABLE PRINCIPAL
          Collections allocable to principal . . . . . . . . . . . . . . . . . . . . . .      858,180.15
          Purchase Amounts allocable to principal. . . . . . . . . . . . . . . . . . . .               -
                                                                                          ---------------

          TOTAL PRINCIPAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      858,180.15
                                                                                          ===============

AVAILABLE FUNDS
          Collections allocable to interest. . . . . . . . . . . . . . . . . . . . . . .      272,279.62
          Liquidation Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       22,625.88
          Purchase Amounts allocable to interest . . . . . . . . . . . . . . . . . . . .               -
          Collections allocable to principal . . . . . . . . . . . . . . . . . . . . . .      858,180.15
          Purchase Amounts allocable to principal. . . . . . . . . . . . . . . . . . . .               -
                                                                                          ---------------

          TOTAL AVAILABLE FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,153,085.65
                                                                                          ===============

DEPOSIT TO THE CERTIFICATE ACCOUNT
          Available Funds allocable to interest. . . . . . . . . . . . . . . . . . . . .      294,905.50
          Available Funds allocable to principal . . . . . . . . . . . . . . . . . . . .      858,180.15
          Reserve Account Interest Withdrawal. . . . . . . . . . . . . . . . . . . . . .               -
          Surety Interest Drawing. . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Reserve Account Preference Withdrawal. . . . . . . . . . . . . . . . . . . . .               -
          Surety Preference Withdrawal . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Reserve Account Principal Withdrawal . . . . . . . . . . . . . . . . . . . . .               -
          Surety Principal Drawing . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
                                                                                          ---------------

          TOTAL DEPOSIT TO THE CERTIFICATE ACCOUNT . . . . . . . . . . . . . . . . . . .    1,153,085.65
                                                                                          ===============

INTEREST PAYMENT
          Monthly Interest Payment . . . . . . . . . . . . . . . . . . . . . . . . . . .      141,956.21
          Carry-Over Monthly Interest. . . . . . . . . . . . . . . . . . . . . . . . . .               -
                                                                                          ---------------

          TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      141,956.21
                                                                                          ===============

PRINCIPAL PAYMENT
          Monthly Principal Payment. . . . . . . . . . . . . . . . . . . . . . . . . . .      960,211.77
          Carry-Over Monthly Principal . . . . . . . . . . . . . . . . . . . . . . . . .               -
                                                                                          ---------------

          TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      960,211.77
                                                                                          ===============

SERVICING FEE
          Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18,199.51
          Carry-Over Monthly Servicing Fee . . . . . . . . . . . . . . . . . . . . . . .               -
                                                                                          ---------------

          TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18,199.51
                                                                                          ===============

DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
          Interest distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . .      141,956.21
          Principal distribution . . . . . . . . . . . . . . . . . . . . . . . . . . . .      960,211.77
          Preference Amounts
          Servicing Fee distribution . . . . . . . . . . . . . . . . . . . . . . . . . .       18,199.51
          Distributions to the Surety Bond Provider. . . . . . . . . . . . . . . . . . .        2,911.92
          Distributions to the Reserve Account . . . . . . . . . . . . . . . . . . . . .               -
          Distributions to the Seller. . . . . . . . . . . . . . . . . . . . . . . . . .       29,806.24

          Carry-Over Monthly Interest to the next Distribution Date. . . . . . . . . . .               -
          Carry-Over Monthly Principal to the next Distributions Date. . . . . . . . . .               -
          Carry-Over Monthly Servicing Fee to the next Distribution Date . . . . . . . .               -

RESERVE ACCOUNT
          Reserve Account Balance as of the end of the preceding Collection Period . . .    5,579,852.63
          Earnings from investments on the Reserve Account . . . . . . . . . . . . . . .        8,813.90
          Reserve Account Interest Withdrawal. . . . . . . . . . . . . . . . . . . . . .               -
          Reserve Account Preference Withdrawal. . . . . . . . . . . . . . . . . . . . .               -
          Reserve Account Principal Withdrawal . . . . . . . . . . . . . . . . . . . . .               -
          Deposits to the Reserve Account. . . . . . . . . . . . . . . . . . . . . . . .               -
                                                                                          ---------------

          Reserve Account Balance. . . . . . . . . . . . . . . . . . . . . . . . . . . .    5,588,666.53
                                                                                          ===============

          Distributions of any excess amounts on deposit in the Reserve Account. . . . .        8,813.90
                                                                                          ---------------

          Ending Reserve Account Balance . . . . . . . . . . . . . . . . . . . . . . . .    5,579,852.63
                                                                                          ===============

          Reserve Account Balance as a % of the Pool Balance . . . . . . . . . . . . . .           19.82%
          Specified Reserve Account Requirement. . . . . . . . . . . . . . . . . . . . .    5,579,852.63
          Amount needed to fully fund Reserve Account. . . . . . . . . . . . . . . . . .               -

SURETY BOND
          Required Surety Bond Amount (25% of the Pool Balance). . . . . . . . . . . . .    7,279,805.77
          Surety Bond amount on the previous Distribution Date . . . . . . . . . . . . .    7,516,474.33
          Payments made with respect Surety Principal Draws. . . . . . . . . . . . . . .               -
          Payments received with respect to unreimbursed Surety Principal Draws. . . . .               -
          Surety Bond Amount for the current Distribution Date . . . . . . . . . . . . .    7,279,805.77

          Total Surety Interest Draws. . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Total Surety Principal Draws . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Total Surety Preference Draws. . . . . . . . . . . . . . . . . . . . . . . . .               -
          Total Draws. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Outstanding Remaining Amounts Owed to the Surety Bond Provider . . . . . . . .               -
          Interest on Remaining Amounts Owed to the Surety Bond Provider . . . . . . . .               -
          Surety Bond Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,911.92
          Total unreimbursed Surety Interest Draws . . . . . . . . . . . . . . . . . . .               -
          Total unreimbursed Surety Principal Draws. . . . . . . . . . . . . . . . . . .               -
          Total unreimbursed Surety Preference Draws . . . . . . . . . . . . . . . . . .               -
          Amount Owed to Surety Bond Provider. . . . . . . . . . . . . . . . . . . . . .        2,911.92
          Surety Bond Fee Paid . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2,911.92
          Total payments for Surety Interest Draws . . . . . . . . . . . . . . . . . . .               -
          Total payments for  Surety Principal Draws . . . . . . . . . . . . . . . . . .               -
          Total payments for  Surety Preference Draws. . . . . . . . . . . . . . . . . .               -
          Payments made to the Surety Bond Provider. . . . . . . . . . . . . . . . . . .        2,911.92
          Surety Bond Fee Outstanding. . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Remaining unreimbursed Surety Interest Draws . . . . . . . . . . . . . . . . .               -
          Remaining unreimbursed Surety Principal Draws. . . . . . . . . . . . . . . . .               -
          Remaining unreimbursed Surety Preference Draws . . . . . . . . . . . . . . . .               -
          Remaining Amounts Owed to the Surety Bond Provider . . . . . . . . . . . . . .               -

NET CREDIT LOSS RATIO
          Net Credit Losses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       79,405.74
          For the Current Collection Period. . . . . . . . . . . . . . . . . . . . . . .            3.33%
          For the preceding Collection Period. . . . . . . . . . . . . . . . . . . . . .            1.88%
          For the second preceding Collection Period . . . . . . . . . . . . . . . . . .            3.66%
          Average Net Credit Loss Ratio. . . . . . . . . . . . . . . . . . . . . . . . .            2.95%

DELINQUENCY ANALYSIS
          Number of Loans
               30 to 59 days past due. . . . . . . . . . . . . . . . . . . . . . . . . .             119
               60 to 89 days past due. . . . . . . . . . . . . . . . . . . . . . . . . .              40
               90 or more days past due. . . . . . . . . . . . . . . . . . . . . . . . .              31
                                                                                          ---------------

                          TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . .             190
                                                                                          ===============

          Principal Balance
               30 to 59 days past due. . . . . . . . . . . . . . . . . . . . . . . . . .    1,106,292.50
               60 to 89 days past due. . . . . . . . . . . . . . . . . . . . . . . . . .      442,795.16
               90 or more days past due. . . . . . . . . . . . . . . . . . . . . . . . .      277,266.74
                                                                                          ---------------

                          TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,826,354.40
                                                                                          ===============

          Delinquency Ratio
          For the current Collection Period. . . . . . . . . . . . . . . . . . . . . . .            6.49%
          For the preceding Collection Period. . . . . . . . . . . . . . . . . . . . . .            7.53%
          For the second preceding Collection Period . . . . . . . . . . . . . . . . . .            6.51%
          Average Delinquency Ratio. . . . . . . . . . . . . . . . . . . . . . . . . . .            6.84%

REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession Occurred in the Current Month.       31,188.13
          Number of Contracts where Repossession Occurred in the Current Month . . . . .               3

WEIGHTED AVERAGE COMPUTATIONS
          Weighted Average Coupon. . . . . . . . . . . . . . . . . . . . . . . . . . . .           10.39%
          Weighted Average Original Term (months). . . . . . . . . . . . . . . . . . . .          123.00
          Weighted Average Remaining Term (months) . . . . . . . . . . . . . . . . . . .           60.72

CASH SETTLEMENT FOR THE TRUSTEE
         Available Funds due from the Collection Account to Certificate Account. . . . .    1,153,085.65
         Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18,199.51
         Interest allocable to the Seller's Certificate. . . . . . . . . . . . . . . . .            0.07
         Principal amount allocable to the Seller's Certificate. . . . . . . . . . . . .            0.45
         Wire Funds to the Surety Bond Provider. . . . . . . . . . . . . . . . . . . . .        2,911.92
         Net Deposit From Collection Account to the Certificate Account. . . . . . . . .    1,131,973.70
         Reserve Account deposit to Certificate Account. . . . . . . . . . . . . . . . .               -
         Surety Bond deposit to Certificate Account. . . . . . . . . . . . . . . . . . .               -
         Total Deposit to the Certificate Account. . . . . . . . . . . . . . . . . . . .    1,131,973.70
         Wire Funds to the Certificateholders - Interest . . . . . . . . . . . . . . . .      141,956.14
         Wire Funds to the Certificateholders - Principal. . . . . . . . . . . . . . . .      960,211.32
         Deposit Funds into the Reserve Account. . . . . . . . . . . . . . . . . . . . .               -
         Wire Funds to NationsCredit . . . . . . . . . . . . . . . . . . . . . . . . . .       29,806.24


Approved  by:   /s/  RHONDA  NANTZ
                ------------------
                           Rhonda  Nantz
                           Vice  President



                                 [NATIONSCREDIT GRANTOR TRUST LETTERHEAD]
                                 ----------------------------------------

FEBRUARY  11,  2002

BY  EDGAR

Securities  and  Exchange  Commission
Judiciary  Plaza
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Re:   NationsCredit  Grantor  Trust  1996  -  1

Ladies  and  Gentlemen:

On  behalf  of  NationsCredit  Grantor  Trust  1996  -  1  (the  "Trust")  filed  herewith  via
EDGAR  is  the  Trust's  Current  Report  on  Form  8-K.

Should  you  have  any  questions  with  regard  to  the  filing,  please  call  the  undersigned at  (704)  387-3780.

Very  truly  yours,

/s/  RHONDA  NANTZ
------------------
     Rhonda  Nantz
     Vice  President